                        ANNUAL REPORT / OCTOBER 31, 1998


                             AIM GLOBAL GROWTH FUND








                                 [COVER IMAGE]









                INVEST WITH DISCIPLINE--Registered Trademark--

[AIM LOGO APPEARS HERE]

                ----------------------------------------------------------------

                                   IRISES BY VINCENT VAN GOGH

                VAN GOGH'S PAINTING OF INDIGO IRISES IS ONE OF HIS MASTERPIECES, IFC
ARTWORK             PARTLY BECAUSE THE FLOWER HAS SUCH UNIVERSAL APPEAL. NAMED

                  FOR THE GREEK GODDESS OF THE RAINBOW, IRISES GROW ALL OVER

                       THE GLOBE. LIKE THE APPRECIATION OF BEAUTIFUL ART

                 AND FLOWERS, INVESTING HAS CAUGHT THE IMAGINATION AND INTEREST

                                 OF PEOPLE THROUGHOUT THE WORLD.

                ----------------------------------------------------------------


AIM Global Growth Fund is for shareholders who seek long-term growth of capital. The Fund invests in a portfolio of global equity securities of companies with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Growth Fund performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o During the fiscal year ended 10/31/98 the Fund's Class A, B, and C shares each paid distributions of $0.431 per share.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (S&P 500) is widely regarded by investors as representative of the stock market in general.
o The unmanaged Lipper Global Fund Index represents an average of the performance of global funds tracked by Lipper Analytical Services, Inc., an independent mutual funds performance monitor. Results shown reflect reinvestment of dividends.
o The EAFE--Registered Trademark-- (Europe, Australasia, and the Far East) Index is a group of unmanaged foreign securities. The index is compiled by Morgan StanleyCapital International.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
            AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                             AIM GLOBAL GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

                   Throughout the fiscal year covered by this report, markets
    [PHOTO OF      worldwide vacillated between optimism that the woes in Asia
    Charles T.     would be contained and worry that they would become a major
      Bauer,       economic drag on the U.S. and the rest of the world. As a
    Chairman of    result, markets worldwide were especially volatile.
   the Board of        We understand how unnerving this year's level of
     THE FUND      volatility can be. Many of you undoubtedly were tempted
   APPEARS HERE]   simply to exit the markets completely. Our reaction, of
                   course, is that you should not. The abrupt reversals of sentiment during this fiscal year reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know when to enter and exit a market, we think the wisest strategy is to stay fully invested despite volatility and short-term disappointment.

                   MARKET RECAP
Even in a year as unsettling as this one, August was particularly difficult. A variety of events converged to produce harsh market conditions around the globe: the seemingly intractable downturn in Japan, Russia's default on much of its foreign debt, and fear that Latin America could be engulfed by the world's difficulties. Even European stocks, which had been world market leaders, were shaken. In a global display of lost confidence, investors flocked to securities perceived as safe and liquid. Even blue-chip stocks went out of favor.
    Fortunately, the U.S. Federal Reserve Board (the Fed) intervened. For most of the fiscal year, the Fed had focused on the potential for inflation in the U.S. economy. Shortly before the fiscal year ended, it shifted direction, lowering interest rates twice to pump liquidity and confidence into the markets and demonstrate that it would intervene to forestall a recession. Numerous interest rate cuts in other countries followed. (After the fiscal year closed, as this report was being written, the Fed lowered rates a third time.)
    Investors responded favorably. The fiscal year closed with international equities rallying and bonds losing some of their momentum. In just the two weeks between the Fed's second interest rate move on October 15 and the October 31 close of the fiscal year, the EAFE Index gained 5.04% and the MSCI World Index rose 4.93%. The U.S. participated strongly in the rally, with the S&P 500 up 4.93% during the same two-week period.
    However difficult this fiscal year has been, the fundamental principles of investing remain unchanged:
    O   broad portfolio diversification;
    O realistic expectations, recognizing that the potential for downturns is always present; and
    O   as always, long-term thinking.
    Your financial consultant is your best resource for helping you construct a diversified portfolio and weather turbulent markets.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's fiscal year. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative. If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.
    We thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                           -------------------------

                              THE ABRUPT REVERSALS

                            OF SENTIMENT DURING THIS

                           FISCAL YEAR REINFORCE OUR

                            CONVICTION THAT MARKETS

                              ARE UNPREDICTABLE IN

                                THE SHORT TERM.

                           -------------------------


                             AIM GLOBAL GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



FUND TURNS TO EUROPEAN, U.S. STOCKS IN TURBULENT MARKET

GLOBAL AND DOMESTIC MARKETS WERE VOLATILE FOR MUCH OF THE REPORTING PERIOD. HOW DID AIM GLOBAL GROWTH FUND PERFORM?
AIM Global Growth Fund posted solid performance during a difficult year. Class A shares reported an annual total return of 10.43% for the fiscal year ending October 31, 1998. Class B and Class C shares both posted a 9.78% total annual return. The Fund outperformed its peer group represented by the Lipper Global Fund Index, which reported a 5.76% annual total return. Net assets grew from $404 million to $513 million over the fiscal year.

HOW DID THE MARKETS PERFORM DURING THE REPORTING PERIOD?
The bull market in the United States and Europe roared in the first part of the fiscal year, then screeched to an abrupt halt in the summer. Major indexes that reached all-time highs in July plummeted by nearly 20% in August, signaling an instant bear market. A number of events converged to create the sharp downturn:
Currency devaluations occurred in Thailand, Malaysia, Indonesia, and Korea. A lingering recession gripped Japan. Crippled by overwhelming debt, Russia suspended repayment of much of its foreign debt and suffered deep currency devaluations in the ruble. Fears of a global credit crunch then spread to Latin America, as investors worried that Brazil could not sustain its exchange rate in light of the country's increasing debt.
    By the end of the fiscal year, stock markets stabilized, reassured by falling interest rates. In a move felt around the world, the U.S. Federal Reserve Board lowered the short-term target federal funds rate from 5.50% to 5.00% in two steps, on September 29, 1998, and again on October 15, 1998. In late October, the Group of Seven countries -- the United States, Japan, Germany, France, Britain, Italy, and Canada -- agreed with a plan to allow the International Monetary Fund to provide loans to financially troubled countries before foreign investors pull out.

HOW HAVE YOU MANAGED THE FUND IN THIS ENVIRONMENT?
The Fund's largest country allocations reflected the strength of the U.S. and European economies, with 35% of its total net assets in the United States and 36% in Europe. Top European allocations included the United Kingdom, 9.70%; France, 8.27%; and Italy, 4.17%.
    We drastically cut back our investments in Japan from 9.96% a year ago to 2.88% as of October 31, 1998. Few Japanese companies produced the earnings growth we require. Outside Japan, our only Asian holdings at the end of the fiscal year were in Hong Kong. Our exposure in Latin America was limited to Brazilian telephone and oil companies.
    While the Fund emphasized European and U.S. stocks, it remained well diversified, ending the fiscal year with 201 holdings in 25 countries.

WHY DOES THE FUND FAVOR EUROPE?
The Fund has been very bullish on European stocks for several reasons. The first is price: European equities are trading at much lower valuations compared to U.S. stocks. In addition, we're positioning the Fund to benefit from structural changes as the European Economic and Monetary Union (EMU) takes shape over the next two years. Huge opportunities exist as governments turn over state-run companies to private hands.
    We believe stable interest rates and subdued inflation will continue to attract global investors. We expect inflation to decrease further as countries in the EMU gravitate toward a single currency, the euro. In addition, stock markets in Europe are broadening, giving investors an unprecedented range of choice.
    Our top European holdings include Novartis of Switzerland, the second largest pharmaceutical company next to Merck. Besides prescription drugs, Novartis also owns Gerber, the world's leading baby food maker. Another top European holding is Karstadt, Germany's largest department store group.

HOW WILL THE NEW CURRENCY IN EUROPE AFFECT THE FUND?
Europe will launch the euro starting in January 1999. At first, only 11 countries will adopt it: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. The changeover will take place gradually. New coins and paper currency will not be introduced until January 2002.
    The euro is expected to bring greater unity to the European business world. Price comparison of goods, services, and labor across Europe will be much easier. Because of this "price transparency," European companies may be forced to become more competitive. Furthermore, the equity markets are likely to become broader and more liquid, since European

                       ----------------------------------

                       THE FUND FOCUSED ON U.S. COMPANIES

                            THAT ARE GLOBAL LEADERS.

                       ----------------------------------

          See important Fund and index disclosures inside front cover.

                             AIM GLOBAL GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

companies may find it easier to attract capital across borders.
    The introduction of a new currency can present unique risks and uncertainties for investors. Please see your Fund prospectus for more information about these risk factors.

WHAT MADE THE U.S. MARKET ATTRACTIVE?
In the U.S., the economic climate was favorable. The economy grew at a healthy pace, and inflation and interest rates were low. Nearly full employment, rising wages, and falling mortgage rates gave consumers more disposable income. In addition, the federal government enjoyed its first budget surplus in decades.
    The Fund focused on U.S. companies that are global leaders. These large multinational firms may be more resilient during times of economic turmoil because of their sheer size and the geographic diversity of their customer base. Our top holdings included long-distance company MCI WorldCom, formed in September 1998 from the merger of MCI Communications and WorldCom. U.S. technology holdings include some of the most successful companies in the business such as software developer BMC Software and computer hardware giant IBM.

WHAT SECTORS DID THE FUND TARGET?
The Fund's largest sectors were computer software and services, 5.56%; major regional banks, 5.20%; and telephone companies, 3.96%.
    Technology firms are benefiting from the need to reprogram older computers to recognize the year 2000 and are expected to profit from the conversion of European currencies to the euro beginning in 1999.
    Major regional banks have produced excellent earnings growth, especially in Europe. Holdings in this sector included Credito Italiano in Italy and Banco Comercial Portugues in Portugal. Meanwhile, we sold stocks of commodity and raw materials companies, such as steel and chemical manufacturers, because of worldwide pricing inflexibility.

WHAT IS YOUR OUTLOOK FOR THE GLOBAL MARKETS IN GENERAL?
Recent political changes in Europe have introduced a few uncertainties, but overall, we're very confident in the region. France is especially attractive, and we expect continued strong earnings there.
    Many analysts believe Asia will hit bottom in 1999, indicating that growth and investor confidence may return some time next year. Plans for a Japanese bank bailout offer hope. While Japan may be the next great recovery story, we will take a wait-and-see approach.
    Latin America may continue to be quite volatile. We will continue to take a defensive position until its economic environment shows significant improvement.

PORTFOLIO COMPOSITION
As of 10/31/98, based on total net assets

================================================================================================================================
TOP 10 EQUITY HOLDINGS                           TOP 10 INDUSTRIES                                    TOP 10 COUNTRIES
--------------------------------------------------------------------------------------------------------------------------------
1.  MCI WorldCom, Inc. (U.S.)           2.68%    1.  Computers (Software & Services)       5.56%      1.  United States   35.08%
2.  International Business              1.39     2.  Banks (Major Regional)                5.20       2.  United Kingdom   9.70
    Machines Corp. (U.S.)                        3.  Telephone                             3.96       3.  France           8.27
3.  Novartis A.G. (Switzerland)         1.09     4.  Manufacturing (Diversified)           3.42       4.  Italy            4.17
4.  BMC Software, Inc. (U.S.)           1.08     5.  Services (Commercial & Consumer)      3.36       5.  Netherlands      3.99
5.  EMC Corp. (U.S.)                    1.07     6.  Retail (Food Chains)                  3.32       6.  Germany          3.53
6.  Nokia Oyj A.B. - Class A (Finland)  1.04     7.  Health Care (Diversified)             3.16       7.  Canada           3.34
7.  Karstadt A.G. (Germany)             1.03     8.  Financial (Diversified)               3.10       8.  Switzerland      2.96
8.  Bristol-Myers Squibb Co. (U.S)      0.98     9.  Telecommunications                    3.05       9.  Japan            2.88
9.  Ceridian Corp. (U.S.)               0.97         (Cellular/Wireless)                              10. Spain            1.91
10. SunAmerica, Inc. (U.S.)             0.89     10. Computers (Hardware)                  2.91
================================================================================================================================

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

          See important Fund and index disclosures inside front cover.


                             AIM GLOBAL GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM GLOBAL GROWTH FUND VS. BENCHMARK INDEX
9/15/94-10/31/98
==========================================================================
               Class A          Class B          MSCI Index
--------------------------------------------------------------------------
                              In thousands
9/15/94        $9,525.00        $10,000.00       $10,000.00
10/31/94       $9,743.00        10,220.00        9,982.00
1/31/95        $9,061.00        9,490.00         9,449.00
4/30/95        $10,090.00       10,550.00        10,346.00
7/31/95        $11,576.00       12,110.00        10,900.00
10/31/95       $11,738.00       12,260.00        10,744.00
1/31/96        $12,310.00       12,840.00        11,596.00
4/30/96        $13,241.00       13,797.00        12,085.00
7/31/96        $12,843.00       13,359.00        11,673.00
10/31/96       $13,764.00       14,295.00        12,299.00
1/31/97        $14,792.00       15,343.00        12,879.00
4/30/97        $14,627.00       15,150.00        13,131.00
7/31/97        $17,322.00       17,917.00        15,252.00
10/31/97       $16,139.00       16,676.00        14,161.00
1/31/98        $16,709.00       17,233.00        14,936.00
4/30/98        $19,175.00       19,760.00        16,723.00
7/31/98        $19,682.00       20,251.00        16,820.00
10/31/98       $17,822.00       18,108.00        16,574.00

Past performance cannot guarantee comparable future results.
==========================================================================

==========================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/98, including sales charges

CLASS A SHARES
Inception (9/15/94)     15.03%
3 years                 13.10
1 year                   5.18*

CLASS B SHARES
Inception (9/15/94)     15.48%
3 years                 13.53
1 Year                   4.78**

CLASS C SHARES
Inception (8/4/97)       2.79%
1 year                   8.78**

*10.43% excluding sales charges
**9.78 excluding sales charges
==========================================================================
Source: Towers Data Systems HYPO--Registered Trademark--.
    Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. The performance of Class C shares will differ from that of Class A and Class B shares due to differing fees and expenses.

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

ABOUT THIS CHART

The chart above compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 9/15/94-10/31/98. It is important to understand the difference between your Fund and an index. An index measures performance of a hypothetical portfolio. A market index such as the Morgan Stanley Capital International
(MSCI) World Index is not managed, incurring no sales charges, expenses, or fees. (Please note that the MSCI World Index performance figures in the chart are for the period 9/30/94-10/31/98.) If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment. Use of an index is intended to give you a general idea of how your Fund performed compared to a benchmark.



                             AIM GLOBAL GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                      SHARES         VALUE
DOMESTIC COMMON STOCKS-35.08%

BIOTECHNOLOGY-0.49%

Amgen, Inc.(a)                           32,000   $  2,514,000
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.59%

Comcast Corp.-Class A                    61,000      3,011,875
--------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.38%

Monsanto Co.                             47,500      1,929,687
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.50%

Lucent Technologies, Inc.                32,000      2,566,000
--------------------------------------------------------------

COMPUTERS (HARDWARE)-2.77%

Compaq Computer Corp.                   100,000      3,162,500
--------------------------------------------------------------
Dell Computer Corp.(a)                   60,000      3,937,500
--------------------------------------------------------------
International Business Machines
  Corp.                                  48,000      7,125,000
--------------------------------------------------------------
                                                    14,225,000
--------------------------------------------------------------

COMPUTERS (NETWORKING)-1.04%

Ascend Communications, Inc.(a)           51,000      2,460,750
--------------------------------------------------------------
Cisco Systems, Inc.(a)                   45,000      2,835,000
--------------------------------------------------------------
                                                     5,295,750
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.07%

EMC Corp.(a)                             85,000      5,471,875
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-3.40%

America Online, Inc.(a)                  27,000      3,430,688
--------------------------------------------------------------
BMC Software, Inc.(a)                   115,000      5,527,187
--------------------------------------------------------------
Computer Sciences Corp.(a)               43,000      2,268,250
--------------------------------------------------------------
Compuware Corp.(a)                       42,000      2,275,875
--------------------------------------------------------------
Microsoft Corp.(a)                       37,000      3,917,375
--------------------------------------------------------------
                                                    17,419,375
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.23%

AmeriSource Health Corp.-Class A(a)      41,500      2,176,156
--------------------------------------------------------------
Cardinal Health, Inc.                    20,250      1,914,891
--------------------------------------------------------------
McKesson Corp.                           29,000      2,233,000
--------------------------------------------------------------
                                                     6,324,047
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.51%

General Electric Co.                     30,200      2,642,500
--------------------------------------------------------------

ENTERTAINMENT-0.18%

Viacom, Inc.-Class B(a)                  15,800        946,025
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.82%

American Express Co.                     24,500      2,165,188
--------------------------------------------------------------
Citigroup, Inc.                          40,000      1,882,500
--------------------------------------------------------------
Fannie Mae                               27,200      1,926,100
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FINANCIAL (DIVERSIFIED)-(CONTINUED)

Freddie Mac                              39,000   $  2,242,500
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                         25,900      1,677,025
--------------------------------------------------------------
SunAmerica, Inc.                         65,000      4,582,500
--------------------------------------------------------------
                                                    14,475,813
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-2.02%

Abbott Laboratories                      64,000      3,004,000
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 45,600      5,041,650
--------------------------------------------------------------
Warner-Lambert Co.                       33,000      2,586,375
--------------------------------------------------------------
                                                    10,632,025
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.39%

Watson Pharmaceuticals, Inc.(a)          35,800      1,991,375
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-2.47%

Lilly (Eli) & Co.                        31,500      2,549,531
--------------------------------------------------------------
Merck & Co., Inc.                        33,500      4,530,875
--------------------------------------------------------------
Pfizer, Inc.                             24,200      2,596,962
--------------------------------------------------------------
Schering-Plough Corp.                    28,000      2,880,500
--------------------------------------------------------------
                                                    12,557,868
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.47%

Becton, Dickinson & Co.                  74,000      3,117,250
--------------------------------------------------------------
Biomet, Inc.                             51,700      1,754,569
--------------------------------------------------------------
Guidant Corp.                            35,000      2,677,500
--------------------------------------------------------------
                                                     7,549,319
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.51%

American International Group, Inc.       31,000      2,642,750
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-0.35%

Merrill Lynch & Co., Inc.                30,000      1,777,500
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.25%

T. Rowe Price Associates, Inc.           35,600      1,266,025
--------------------------------------------------------------

LODGING-HOTELS-0.64%

Carnival Corp.                          100,000      3,237,500
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.64%

Tyco International Ltd.                  53,000      3,282,688
--------------------------------------------------------------

NATURAL GAS-0.46%

Enron Corp.                              45,000      2,373,750
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.50%

Texaco, Inc.                             43,500      2,580,094
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (BUILDING SUPPLIES)-0.86%

Home Depot, Inc. (The)                   62,000   $  2,697,000
--------------------------------------------------------------
Lowe's Companies, Inc.                   51,000      1,718,062
--------------------------------------------------------------
                                                     4,415,062
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.36%

CVS Corp.                                42,000      1,918,875
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.08%

Kroger Co.(a)                            60,000      3,330,000
--------------------------------------------------------------
Safeway, Inc.(a)                         46,000      2,199,375
--------------------------------------------------------------
                                                     5,529,375
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.61%

Wal-Mart Stores, Inc.                    45,000      3,105,000
--------------------------------------------------------------

RETAIL (SPECIALTY)-1.01%

Office Depot, Inc.(a)                   105,000      2,625,000
--------------------------------------------------------------
Staples, Inc.(a)                         78,500      2,561,062
--------------------------------------------------------------
                                                     5,186,062
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.30%

Gap, Inc. (The)                          25,000      1,503,125
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.54%

Outdoor Systems, Inc.(a)                125,000      2,757,813
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.47%

IMS Health, Inc.                         36,500      2,427,250
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.72%

SunGard Data Systems, Inc.(a)           110,000      3,712,500
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.27%

Ceridian Corp.(a)                        87,000      4,991,625
--------------------------------------------------------------
Fiserv, Inc.(a)                          32,400      1,506,600
--------------------------------------------------------------
                                                     6,498,225
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.50%

AirTouch Communications, Inc.(a)         45,000      2,520,000
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.68%

MCI WorldCom, Inc.(a)                   248,780     13,745,095
--------------------------------------------------------------
    Total Domestic Common Stock
      (Cost $142,884,069)                          180,031,223
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-53.27%

ARGENTINA-0.98%

Telefonica de Argentina S.A.-ADR
  (Telephone)                            57,400      1,897,788
--------------------------------------------------------------
YPF Sociedad Anonima-ADR
  (Oil-International Integrated)        108,300      3,133,931
--------------------------------------------------------------
                                                     5,031,719
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
AUSTRALIA-0.40%

AMP Ltd. (Insurance-Life/Health)(a)     174,000   $  2,069,839
--------------------------------------------------------------

BELGIUM-1.83%

Barco N.V. (Manufacturing-Diversified)    5,700      1,520,111
--------------------------------------------------------------
Colruyt N.V. (Retail-Food Chains)         2,700      2,258,563
--------------------------------------------------------------
Delhaize-Le Lion, S.A.
  (Retail-Food & Drug)                   30,000      2,564,403
--------------------------------------------------------------
UCB S.A. (Manufacturing-Diversified)        520      3,037,646
--------------------------------------------------------------
                                                     9,380,723
--------------------------------------------------------------

BRAZIL-1.17%

Companhia Energetica de Minas
  Gerais (Electric Companies)            37,937        737,873
--------------------------------------------------------------
Petroleo Brasileiro S.A.-Petrobras-Pfd.
  (Oil & Gas-Exploration & Production)    5,416        681,024
--------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-ADR (Telephone)                   31,900      2,422,406
--------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP-Pfd. (Telephone)            8,600      1,441,985
--------------------------------------------------------------
Telerj Celular S.A. (Telecommunications-
  Cellular/Wireless)(a)                   8,689        269,528
--------------------------------------------------------------
Telesp Celular S.A. (Telecommunications-
  Cellular/Wireless)(a)                   8,600        425,386
--------------------------------------------------------------
                                                     5,978,202
--------------------------------------------------------------

CANADA-3.34%

ATI Technologies, Inc.
  (Computers-Hardware)(a)                90,200        730,956
--------------------------------------------------------------
Bank of Montreal (Banks-Major Regional)  30,300      1,239,501
--------------------------------------------------------------
BCE Inc. (Telephone)                     33,300      1,129,070
--------------------------------------------------------------
Bombardier Inc. (Aerospace/Defense)      96,000      1,135,818
--------------------------------------------------------------
Canadian National Railway Co. (Railroads) 8,800        443,850
--------------------------------------------------------------
Imasco Ltd.
  (Manufacturing-Diversified)           163,500      3,073,906
--------------------------------------------------------------
Mitel Corp. (Communications
  Equipment)(a)                          45,900        370,473
--------------------------------------------------------------
Northern Telecom Ltd.-ADR
  (Communications Equipment)             13,146        562,813
--------------------------------------------------------------
Royal Bank of Canada (Banks-Major
  Regional)                              46,000      2,120,324
--------------------------------------------------------------
Suncor Energy, Inc.
  (Oil-International Integrated)         56,000      1,778,930
--------------------------------------------------------------
Teleglobe, Inc. (Communications
  Equipment)                            108,000      2,954,684
--------------------------------------------------------------
Toronto-Dominion Bank (Banks-Regional)   54,500      1,621,750
--------------------------------------------------------------
                                                    17,162,075
--------------------------------------------------------------

CROATIA-0.22%

Pliva DD GDR (Health Care-Drugs-Major
  Pharmaceutical) (Acquired
  05/13/98-05/20/98; Cost $1,243,362)(b)  4,000      1,087,800
--------------------------------------------------------------

FINLAND-1.04%

Nokia Oyj A.B.-Class A
  (Communications Equipment)             58,600      5,344,739
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
FRANCE-8.03%

Accor S.A. (Lodging-Hotels)              11,200   $  2,353,458
--------------------------------------------------------------
Altran Technologies, S.A.
  (Services-Commercial & Consumer)       11,500      2,250,842
--------------------------------------------------------------
AXA S.A. (Insurance-Multi-Line)          34,650      3,918,145
--------------------------------------------------------------
Banque Nationale de Paris
  (Banks-Major Regional)                 13,000        823,721
--------------------------------------------------------------
Cap Gemini Sogeti S.A.
  (Computers-Software & Services)        27,000      4,059,456
--------------------------------------------------------------
Danone (Foods)                            5,400      1,428,345
--------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)              17,500      2,026,127
--------------------------------------------------------------
Essilor International S.A.
  (Manufacturing-Specialized)             3,500      1,417,974
--------------------------------------------------------------
Legrand S.A. (Housewares)                 5,300      1,351,315
--------------------------------------------------------------
Pinault-Printemps-Redoute S.A.
  (Retail-General Merchandise)           14,500      2,428,111
--------------------------------------------------------------
Promodes (Retail-Food Chains)             4,800      3,024,146
--------------------------------------------------------------
PSA Peugeot Citreon (Automobiles)         7,000      1,168,410
--------------------------------------------------------------
Renault S.A. (Automobiles)               40,000      1,710,571
--------------------------------------------------------------
Rexal S.A. (Distributors-Food &
  Health)                                14,900      1,368,277
--------------------------------------------------------------
Rhone-Poulenc-Class A
  (Chemicals-Diversified)                55,600      2,542,881
--------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                               4,000        529,377
--------------------------------------------------------------
Societe Television Francaise 1
  (Broadcasting-Television, Radio
  & Cable)                               14,800      2,446,369
--------------------------------------------------------------
Suez Lyonnaise des Eaux
  (Manufacturing-Diversified)            17,750      3,180,087
--------------------------------------------------------------
Total S.A.-Class B (Oil &
  Gas-Refining & Marketing)              13,100      1,511,983
--------------------------------------------------------------
Valeo S.A. (Auto Parts & Equipment)      19,400      1,680,213
--------------------------------------------------------------
                                                    41,219,808
--------------------------------------------------------------

GERMANY-3.53%

Allianz A.G. (Insurance-Multi-Line)       6,600      2,264,999
--------------------------------------------------------------
Bayerische Vereinsbank A.G.
  (Banks-Major Regional)                 17,000      1,350,674
--------------------------------------------------------------
BHF-Bank A.G. (Banks-Major
  Regional)                              30,800      1,186,333
--------------------------------------------------------------
Continental A.G. (Auto Parts &
  Equipment)                             36,350        966,346
--------------------------------------------------------------
Daimler-Benz A.G. (Automobiles)          25,000      1,970,313
--------------------------------------------------------------
Dresdner Bank A.G. (Banks-Major
  Regional)                              36,000      1,402,936
--------------------------------------------------------------
Henkel KGaA (Chemicals-Diversified)      30,600      2,616,096
--------------------------------------------------------------
Karstadt A.G. (Retail-Department
  Stores)                                10,400      5,309,649
--------------------------------------------------------------
Porsche A.G. (Automobiles)                  600      1,062,171
--------------------------------------------------------------
                                                    18,129,517
--------------------------------------------------------------

HONG KONG-0.75%

Cosco Pacific Ltd.
  (Financial-Diversified)             1,294,000        634,928
--------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)                  338,000      2,422,235
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HONG KONG-(CONTINUED)

Ng Fung Hong Ltd. (Foods)               898,000   $    794,280
--------------------------------------------------------------
                                                     3,851,443
--------------------------------------------------------------

INDONESIA-0.33%

Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(a)     170,700      1,685,663
--------------------------------------------------------------

IRELAND-1.08%

Allied Irish Banks PLC
  (Banks-Regional)                      180,000      2,583,905
--------------------------------------------------------------
Bank of Ireland (Banks-Major
  Regional)                              75,000      1,377,781
--------------------------------------------------------------
Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)         22,700      1,590,419
--------------------------------------------------------------
                                                     5,552,105
--------------------------------------------------------------

ITALY-4.17%

Assicurazioni Generali
  (Insurance-Multi-Line)                 92,200      3,288,579
--------------------------------------------------------------
Banca Commerciale Italiana
  (Banks-Major Regional)(a)             238,800      1,476,536
--------------------------------------------------------------
Banca di Roma (Banks-Major
  Regional)(a)                        1,499,000      2,614,556
--------------------------------------------------------------
Credito Italiano S.p.A.
  (Banks-Major Regional)                595,000      3,204,573
--------------------------------------------------------------
Ente Nazionale Idrocarburi S.p.A.
  (Oil & Gas-Refining & Marketing)      290,000      1,729,554
--------------------------------------------------------------
Istituto Mobiliare Italiano S.p.A.
  (Banks-Major Regional)                186,000      2,858,359
--------------------------------------------------------------
Telecom Italia Mobile S.p.A.
  (Telephone)                           460,000      2,673,223
--------------------------------------------------------------
Telecom Italia S.p.A. (Telephone)       488,888      3,535,633
--------------------------------------------------------------
                                                    21,381,013
--------------------------------------------------------------

JAPAN-2.88%

Bridgestone Corp. (Auto Parts &
  Equipment)                            144,000      3,174,287
--------------------------------------------------------------
Fuji Photo Film Co.
  (Photography/Imaging)                  40,000      1,467,858
--------------------------------------------------------------
Nippon Telegraph & Telephone Corp.
  (Telephone)                             2,500      1,959,436
--------------------------------------------------------------
NTT Data Corp. (Computers-Software
  & Services)                               590      2,499,742
--------------------------------------------------------------
Okuma Corp. (Machine Tools)              29,000        149,536
--------------------------------------------------------------
Rohm Co. (Electronics-Component
  Distributors)                          31,000      2,744,070
--------------------------------------------------------------
SMC Corp. (Machinery-Diversified)        19,000      1,435,287
--------------------------------------------------------------
Sony Corp. (Electronics-Component
  Distributors)                          21,400      1,360,949
--------------------------------------------------------------
                                                    14,791,165
--------------------------------------------------------------

MEXICO-1.59%

Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)             123,700      2,041,050
--------------------------------------------------------------
Formento Economico Mexicano, S.A.
  de C.V. (Beverages-Alcoholic)          96,190      2,506,952
--------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de C.V.
  (Financial-Diversified)(a)            746,000        782,698
--------------------------------------------------------------
Grupo Modelo S.A. de C.V.-Series C
  (Beverages-Alcoholic)                 384,000        809,581
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
MEXICO-(CONTINUED)

Grupo Televisa S.A.-GDR
  (Entertainment)(a)                     74,400   $  2,018,100
--------------------------------------------------------------
                                                     8,158,381
--------------------------------------------------------------

NETHERLANDS-3.99%

De Boer Unigro (Retail-Food & Drug)(a)   26,600        669,344
--------------------------------------------------------------
Getronics N.V. (Computers-Software
  & Services)                            41,000      1,701,199
--------------------------------------------------------------
Heineken N.V. (Beverages-Alcoholic)      53,000      2,823,375
--------------------------------------------------------------
IHC Caland N.V.
  (Manufacturing-Specialized)            14,000        633,365
--------------------------------------------------------------
Koninklijke Ahold N.V.
  (Retail-Food Chains)                   83,000      2,759,557
--------------------------------------------------------------
Koninklijke Numico N.V. (Foods)          32,400      1,274,976
--------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial & Consumer)       25,000      1,338,473
--------------------------------------------------------------
Vedior N.V.
  (Services-Employment)(a)               37,498        955,619
--------------------------------------------------------------
Vendex N.V. (Retail-General
  Merchandise)                           38,000        966,378
--------------------------------------------------------------
Verenigde Nederlandse Uitgeversbedrijven
  Verenigd Bezit (Publishing)           110,800      3,832,145
--------------------------------------------------------------
Wolters Kluwer N.V. (Specialty
  Printing)                              18,000      3,488,596
--------------------------------------------------------------
                                                    20,443,027
--------------------------------------------------------------

NORWAY-0.18%

Merkantildata ASA
  (Services-Commercial & Consumer)       92,000        925,377
--------------------------------------------------------------

PHILIPPINES-0.27%

Philippine Long Distance Telephone
  Co. (Telephone)                        42,260      1,014,450
--------------------------------------------------------------
Philippine Long Distance Telephone
  Co.-ADR (Telephone)                    17,800        433,875
--------------------------------------------------------------
                                                     1,448,325
--------------------------------------------------------------

PORTUGAL-1.75%

Banco Comercial Portugues, S.A.
  (Banks-Major Regional)                100,500      3,147,430
--------------------------------------------------------------
Electricidade de Portugal, S.A.
  (Electric Companies)                   50,000      1,257,360
--------------------------------------------------------------
Electricidade de Portugal,
  S.A.-ADR (Electric Companies)          24,200      1,210,000
--------------------------------------------------------------
Portugal Telecom S.A. (Telephone)        21,000        995,349
--------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.
  (Telecommunications-Cellular/Wireless) 13,000      2,395,784
--------------------------------------------------------------
                                                     9,005,923
--------------------------------------------------------------

SPAIN-1.91%

Corp. Financiera Reunida, S.A.
  (Investment Management)(a)            103,000      1,236,205
--------------------------------------------------------------
Endesa S.A. (Electric Companies)        104,200      2,627,015
--------------------------------------------------------------
Iberdrola S.A. (Electric Companies)     195,000      3,150,522
--------------------------------------------------------------
Telefonica de Espana (Telephone)         62,000      2,800,369
--------------------------------------------------------------
                                                     9,814,111
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
SWEDEN-0.92%

Hennes & Mauritz A.B.-Class B
  (Retail-Specialty-Apparel)             45,400   $  3,201,693
--------------------------------------------------------------
WM-Data A.B. (Computers-Software &
  Services)                              42,000      1,529,427
--------------------------------------------------------------
                                                     4,731,120
--------------------------------------------------------------

SWITZERLAND-2.96%

Adecco S.A. (Services-Commercial &
  Consumer)                               5,500      2,192,530
--------------------------------------------------------------
Julius Baer Holding A.G.
  (Banks-Major Regional)                    470      1,439,909
--------------------------------------------------------------
Nestle S.A. (Foods)                       1,200      2,551,307
--------------------------------------------------------------
Novartis A.G. (Health Care-Diversified)   3,100      5,583,936
--------------------------------------------------------------
UBS A.G. (Banks-Major Regional)(a)        6,999      1,919,481
--------------------------------------------------------------
Zurich Allied A.G. (Insurance-Multi-Line) 2,500      1,518,900
--------------------------------------------------------------
                                                    15,206,063
--------------------------------------------------------------

TAIWAN-0.25%

Taiwan Semiconductor Manufacturing
  Co. Ltd.-ADR
  (Electronics-Semiconductors)(a)        84,825      1,267,073
--------------------------------------------------------------

UNITED KINGDOM-9.70%

Airtours PLC (Services-Commercial
  & Consumer)                           215,700      1,208,959
--------------------------------------------------------------
Bodycote International PLC
  (Chemicals-Specialty)                  71,000      1,015,643
--------------------------------------------------------------
British Aerospace PLC
  (Aerospace/Defense)                   256,000      1,903,831
--------------------------------------------------------------
British Petroleum Co. PLC (Oil &
  Gas-Refining & Marketing)             137,000      2,010,189
--------------------------------------------------------------
Cable & Wireless PLC
  (Telecommunications-
  Cellular/Wireless)                    226,000      2,533,378
--------------------------------------------------------------
Compass Group PLC
  (Services-Commercial & Consumer)      118,400      1,198,460
--------------------------------------------------------------
EMAP PLC (Publishing)                   102,000      1,740,673
--------------------------------------------------------------
General Electric Co. PLC
  (Manufacturing-Diversified)           316,500      2,528,505
--------------------------------------------------------------
GKN PLC (Manufacturing-Diversified)      78,000        947,432
--------------------------------------------------------------
Hays PLC (Services-Commercial &
  Consumer)                             178,000      2,622,202
--------------------------------------------------------------
Kingfisher PLC (Retail-Department
  Stores)                               330,000      2,895,851
--------------------------------------------------------------
Ladbroke Group PLC (Leisure
  Time-Products)                        382,000      1,398,068
--------------------------------------------------------------
Logica PLC (Computers Software &
  Services)                              40,000      1,350,176
--------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                             225,000      1,577,296
--------------------------------------------------------------
Orange PLC (Telecommunications
  Cellular/Wireless)(a)                 377,500      3,508,470
--------------------------------------------------------------
Pearson PLC (Specialty Printing)        250,000      4,358,374
--------------------------------------------------------------
Provident Financial PLC (Consumer
  Finance)                              174,578      2,619,984
--------------------------------------------------------------
Railtrack Group PLC (Shipping)          121,789      3,270,392
--------------------------------------------------------------
Rentokil Initial PLC
  (Services-Commercial & Consumer)      240,000      1,501,757
--------------------------------------------------------------
Somerfield PLC (Retail-Food Chains)     160,000      1,027,940
--------------------------------------------------------------
Stagecoach Holdings PLC (Shipping)      185,000        718,086
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
UNITED KINGDOM-(CONTINUED)

Unilever PLC (Foods)                    224,000   $  2,248,620
--------------------------------------------------------------
Vodafone Group PLC (Telecommunications-
  Cellular/Wireless)                    300,000      4,015,392
--------------------------------------------------------------
WPP Group PLC
  (Services-Advertising/Marketing)      316,000      1,570,219
--------------------------------------------------------------
                                                    49,769,897
--------------------------------------------------------------
    Total Foreign Stocks & Other Interests
      (Cost $231,110,475)                          273,435,108
--------------------------------------------------------------

                                     PRINCIPAL
                                      AMOUNT
NON-U.S. DOLLAR DENOMINATED
  FOREIGN BONDS & NOTES-0.24%

FRANCE-0.24%

AXA-UAP (Insurance-Multi-Line),
  Conv. Sr. Deb., 4.50%,
  01/01/99(c) (Cost $732,700)  FRF  $ 2,835,000      1,266,707
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE
U.S. TREASURY BILLS(d)-2.84%

3.998%, 12/24/98 (Cost
  $14,580,152)                      $14,680,000(e) $14,580,152
--------------------------------------------------------------

REPURCHASE AGREEMENT(f)-7.84%

Chase Securities Inc., 5.55%;
  11/02/98(g) (Cost $40,234,373)     40,234,373     40,234,373
--------------------------------------------------------------
TOTAL INVESTMENTS-99.27%                           509,547,563
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.73%                  3,724,605
--------------------------------------------------------------
NET ASSETS-100.00%                                $513,272,168
==============================================================

Abbreviations:

ADR   - American Depositary Receipt
Conv. - Convertible
Deb.  - Debenture
FRF   - French Franc
GDR   - Global Depositary Receipt
Pfd.  - Preferred
Sr.   - Senior

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value at 10/31/98 represented 0.21% of the Fund's net assets.
(c) Foreign denominated security. Par value and coupon are denominated in currency of country indicated.
(d) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open future contracts. See Note 7.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 10/30/98 with a maturing value of $200,092,500. Collateralized by $254,478,951 U.S. obligations, 5.00% to
    16.00% due 05/20/02 to 10/15/28 with an aggregate market value at 10/31/98 of $204,000,718.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1998

ASSETS:

Investments, at market value (cost
  $429,541,768)                            $509,547,563
-------------------------------------------------------
Foreign currencies, at value (cost
  $2,908,750)                                 2,867,324
-------------------------------------------------------
Receivables for:
  Investments sold                            5,283,599
-------------------------------------------------------
  Capital stock sold                            902,877
-------------------------------------------------------
  Dividends and interest                        669,236
-------------------------------------------------------
  Variation margin                              121,800
-------------------------------------------------------
Investment for deferred compensation plan        16,751
-------------------------------------------------------
Other assets                                     32,592
-------------------------------------------------------
         Total assets                       519,441,742
-------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       2,266,486
-------------------------------------------------------
  Capital stock reacquired                    2,943,063
-------------------------------------------------------
  Deferred compensation                          16,751
-------------------------------------------------------
Accrued advisory fees                           342,852
-------------------------------------------------------
Accrued administrative services fees              6,794
-------------------------------------------------------
Accrued directors' fees                             950
-------------------------------------------------------
Accrued distribution fees                       381,884
-------------------------------------------------------
Accrued transfer agent fees                     102,404
-------------------------------------------------------
Accrued operating expenses                      108,390
-------------------------------------------------------
         Total liabilities                    6,169,574
-------------------------------------------------------
Net assets applicable to shares
  outstanding                              $513,272,168
=======================================================

NET ASSETS:

Class A                                    $219,050,319
=======================================================
Class B                                    $282,456,392
=======================================================
Class C                                    $ 11,765,457
=======================================================

CAPITAL STOCK, $0.001 PAR VALUE PER
  SHARE:

Class A:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                12,232,346
=======================================================
Class B:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                16,123,542
=======================================================
Class C:
  Authorized                                200,000,000
-------------------------------------------------------
  Outstanding                                   671,426
=======================================================
Class A:
  Net asset value and redemption price
    per share                              $      17.91
-------------------------------------------------------
  Offering price per share:
    (Net asset value $17.91 divided
    by 95.25%)                             $      18.80
=======================================================
Class B:
  Net asset value and offering price per
    share                                  $      17.52
=======================================================
Class C:
  Net asset value and offering price per
    share                                  $      17.52
=======================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

Dividends (net of $543,674 foreign
  withholding tax)                           $ 4,922,111
--------------------------------------------------------
Interest                                       1,881,399
--------------------------------------------------------
      Total investment income                  6,803,510
--------------------------------------------------------

EXPENSES:

Advisory fees                                  4,042,472
--------------------------------------------------------
Administrative services fees                      80,267
--------------------------------------------------------
Custodian fees                                   343,515
--------------------------------------------------------
Directors' fees                                    9,946
--------------------------------------------------------
Distribution fees -- Class A                   1,029,313
--------------------------------------------------------
Distribution fees -- Class B                   2,638,894
--------------------------------------------------------
Distribution fees -- Class C                      58,329
--------------------------------------------------------
Transfer agent fees -- Class A                   432,449
--------------------------------------------------------
Transfer agent fees -- Class B                   714,330
--------------------------------------------------------
Transfer agent fees -- Class C                    19,415
--------------------------------------------------------
Other                                            251,098
--------------------------------------------------------
      Total expenses                           9,620,028
--------------------------------------------------------
Less:
      Expenses paid indirectly                    (6,702)
--------------------------------------------------------
      Net expenses                             9,613,326
--------------------------------------------------------
Net investment income (loss)                  (2,809,816)
========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                       17,151,393
--------------------------------------------------------
  Foreign currencies                           1,067,864
--------------------------------------------------------
  Futures contracts                              727,924
--------------------------------------------------------
  Option contracts purchased                     (27,489)
--------------------------------------------------------
                                              18,919,692
--------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                       19,910,267
--------------------------------------------------------
  Foreign currencies                              77,911
--------------------------------------------------------
  Futures contracts                              746,175
--------------------------------------------------------
                                              20,734,353
--------------------------------------------------------
    Net gain from investment securities,
      foreign currencies, futures and
      option contracts                        39,654,045
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $36,844,229
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997

                                                                  1998            1997
                                                              ------------    -------------
OPERATIONS:

  Net investment income (loss)                                $ (2,809,816)   $  (2,013,735)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, futures and option contracts                    18,919,692       11,895,254
-------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts            20,734,353       37,072,703
-------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        36,844,229       46,954,222
-------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
    Class A                                                     (4,566,706)               -
-------------------------------------------------------------------------------------------
    Class B                                                     (5,964,749)               -
-------------------------------------------------------------------------------------------
    Class C                                                        (47,034)               -
-------------------------------------------------------------------------------------------
Share transactions-net:
    Class A                                                     27,194,800       41,376,928
-------------------------------------------------------------------------------------------
    Class B                                                     44,408,521       77,933,131
-------------------------------------------------------------------------------------------
    Class C                                                     11,162,365        1,157,289
-------------------------------------------------------------------------------------------
  Net increase in net assets                                   109,031,426      167,421,570
-------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          404,240,742      236,819,172
-------------------------------------------------------------------------------------------
  End of period                                               $513,272,168    $ 404,240,742
===========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $416,466,146    $ 334,919,809
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                    (1,238,947)         (14,582)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment
    securities, foreign currencies, futures and option
    contracts                                                   17,216,533        9,241,432
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                    80,828,436       60,094,083
-------------------------------------------------------------------------------------------
                                                              $513,272,168    $ 404,240,742
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is an investment portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Global Growth Fund, AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts-A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distribu-tions-Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $1,585,451, undistributed net realized gains decreased by $366,102 and paid-in capital decreased by $1,219,349 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Covered Call Options-The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
H. Put options-The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
I. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1998, AIM was reimbursed $80,267 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1998, AFS was paid $679,390 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and C Plan, pays AIM Distributors compensation at an annual rate of 0.50% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1998, the Class A, Class B and Class C shares, paid AIM Distributors $1,029,313, $2,638,894 and $58,329, respectively as compensation under the Plans.
  AIM Distributors received commissions of $208,115 from the sales of the Class A shares of the Fund during the year ended October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1998, AIM Distributors received commissions of $29,133 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1998, the Fund incurred legal fees of $4,344 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $4,953 and $1,749, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $6,702 during the year ended October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on May 1, 1998, the Fund was limited to borrowing up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. During the year ended October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1998 was $465,660,107 and $423,173,713, respectively.
The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                      $ 95,730,649
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (17,977,343)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $ 77,753,306
=========================================================

Cost of investments for tax purposes is $431,794,257.

NOTE 7-FUTURES CONTRACTS

On October 31, 1998, $840,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                 UNREALIZED
                NO. OF                          APPRECIATION
  CONTRACTS    CONTRACTS   MONTH/COMMITMENT    (DEPRECIATION)
-------------  ---------   -----------------   --------------
S&P 500 Index      56       December 98/Buy      $ 797,175

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1998 are summarized as follows:

                                   CALL OPTION CONTRACTS
                                   ---------------------
                                   NUMBER OF    PREMIUMS
                                   CONTRACTS    RECEIVED
                                   ---------    --------
Beginning of period                     -       $      -
--------------------------------------------------------
Written                                51         27,335
--------------------------------------------------------
Exercised                             (51)       (27,335)
--------------------------------------------------------
End of period                           -       $      -
========================================================

NOTE 9-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1998 and 1997 were as follows:

                                  1998                         1997
                       ---------------------------   -------------------------
                         SHARES         AMOUNT         SHARES        AMOUNT
                       -----------   -------------   ----------   ------------
Sold:

  Class A               14,601,141   $ 264,657,310    6,399,974   $103,567,757
------------------------------------------------------------------------------
  Class B                4,603,864      82,487,081    6,303,261     98,414,198
------------------------------------------------------------------------------
  Class C*                 731,595      13,444,846       67,094      1,157,289
------------------------------------------------------------------------------
Issued as reinvestment of
  distributions:
  Class A                  265,883       4,315,756            -              -
------------------------------------------------------------------------------
  Class B                  348,564       5,562,820            -              -
------------------------------------------------------------------------------
  Class C*                   2,787          44,837            -              -
------------------------------------------------------------------------------
Reacquired:
  Class A              (13,382,242)   (241,778,266)  (3,750,438)   (62,190,829)
------------------------------------------------------------------------------
  Class B               (2,513,498)    (43,641,380)  (1,291,769)   (20,481,067)
------------------------------------------------------------------------------
  Class C*                (130,050)     (2,327,318)           -              -
------------------------------------------------------------------------------
                         4,528,044   $  82,765,686    7,728,122   $120,467,348
==============================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during each of the years in the four-year period ended October 31, 1998 and the period September 15, 1994 (date operations commenced) through October 31, 1994 and for a share of Class C capital stock outstanding during the year ended October 31, 1998 and the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                1998          1997        1996         1995        1994
                                                              ---------     --------    ---------    --------    --------
Net asset value, beginning of period                          $  16.65      $  14.20    $   12.32    $  10.23    $  10.00
------------------------------------------------------------  --------      --------    ---------    --------    --------
Income from investment operations:
  Net investment income (loss)                                   (0.05)        (0.04)       (0.01)      (0.02)          -
------------------------------------------------------------  --------      --------    ---------    --------    --------
  Net gains on securities (both realized and unrealized)          1.74          2.49         2.11        2.11        0.23
------------------------------------------------------------  --------      --------    ---------    --------    --------
    Total from investment operations                              1.69          2.45         2.10        2.09        0.23
------------------------------------------------------------  --------      --------    ---------    --------    --------
Less distributions:
  Dividends from net investment income                               -             -            -      (0.004)          -
------------------------------------------------------------  --------      --------    ---------    --------    --------
  Distributions from net realized gains                          (0.43)            -        (0.22)          -           -
------------------------------------------------------------  --------      --------    ---------    --------    --------
    Total distributions                                          (0.43)            -        (0.22)     (0.004)          -
------------------------------------------------------------  --------      --------    ---------    --------    --------
Net asset value, end of period                                $  17.91      $  16.65    $   14.20    $  12.32    $  10.23
============================================================  ========      ========    =========    ========    ========
Total return(a)                                                  10.43%        17.25%       17.26%      20.48%       2.30%
============================================================  ========      ========    =========    ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $219,050      $178,917    $ 114,971    $ 23,754    $  3,093
============================================================  ========      ========    =========    ========    ========
Ratio of expenses to average net assets(b)                        1.70%(c)      1.76%        1.93%       2.12%       1.95%(d)
============================================================  ========      ========    =========    ========    ========
Ratio of net investment income (loss) to average net
  assets(e)                                                      (0.27)%(c)    (0.30)%      (0.13)%     (0.28)%      0.10%(d)
============================================================  ========      ========    =========    ========    ========
Portfolio turnover rate                                             97%           96%          82%         79%          6%
============================================================  ========      ========    =========    ========    ========

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.94%, 2.98% and 5.67% (annualized) for 1996-1994.
(c) Ratios are based on average net assets of $205,862,638.
(d) Annualized.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.14)%, (1.14)% and (3.63)% (annualized) for 1996-1994.

                                                                                 CLASS B
                                                    ------------------------------------------------------------------
                                                         1998             1997           1996               1995
                                                    ---------------    ----------   ---------------    ---------------
Net asset value, beginning of period                $         16.39    $    14.05   $         12.26    $         10.22
--------------------------------------------------  ---------------    ----------   ---------------    ---------------
Income from investment operations:
  Net investment income (loss)                                (0.15)(a)      (0.11)           (0.05)             (0.04)
--------------------------------------------------  ---------------    ----------   ---------------    ---------------
  Net gains (losses) on securities (both realized
    and unrealized)                                            1.71          2.45              2.06               2.08
--------------------------------------------------  ---------------    ----------   ---------------    ---------------
    Total from investment operations                           1.56          2.34              2.01               2.04
--------------------------------------------------  ---------------    ----------   ---------------    ---------------
Less distributions:
  Distributions from net realized gains                       (0.43)            -             (0.22)                 -
--------------------------------------------------  ---------------    ----------   ---------------    ---------------
    Total distributions                                       (0.43)            -             (0.22)                 -
--------------------------------------------------  ---------------    ----------   ---------------    ---------------
Net asset value, end of period                      $         17.52    $    16.39   $         14.05    $         12.26
==================================================  ===============    ==========   ===============    ===============
Total return(b)                                                9.78%        16.65%            16.60%             19.96%
==================================================  ===============    ==========   ===============    ===============
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $       282,456    $  224,225   $       121,848    $        17,157
==================================================  ===============    ==========   ===============    ===============
Ratio of expenses to average net assets                        2.26%(c)      2.29%             2.48%(d)           2.64%(d)
==================================================  ===============    ==========   ===============    ===============
Ratio of net investment income (loss) to average
  net assets                                                  (0.83)%(c)     0.83)%           (0.69)%(f)         (0.79)%(f)
==================================================  ===============    ==========   ===============    ===============
Portfolio turnover rate                                          97%           96%               82%                79%
==================================================  ===============    ==========   ===============    ===============

                                                      CLASS B                   CLASS C
                                                    -----------         ----------------------
                                                         1994               1998         1997
                                                    -----------         -----------    -------
Net asset value, beginning of period                $     10.00         $     16.39    $ 17.39
--------------------------------------------------  -----------         -----------    -------
Income from investment operations:
  Net investment income (loss)                                -               (0.15)(a)  (0.03)
--------------------------------------------------  -----------         -----------    -------
  Net gains (losses) on securities (both realized
    and unrealized)                                        0.22                1.71      (0.97)
--------------------------------------------------  -----------         -----------    -------
    Total from investment operations                       0.22                1.56      (1.00)
--------------------------------------------------  -----------         -----------    -------
Less distributions:
  Distributions from net realized gains                       -               (0.43)         -
--------------------------------------------------  -----------         -----------    -------
    Total distributions                                       -               (0.43)         -
--------------------------------------------------  -----------         -----------    -------
Net asset value, end of period                      $     10.22         $     17.52    $ 16.39
==================================================  ===========         ===========    =======
Total return(b)                                            2.20%               9.78%     (5.75)%
==================================================  ===========         ===========    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $     1,277         $    11,765    $ 1,100
==================================================  ===========         ===========    =======
Ratio of expenses to average net assets                    2.51%(d)(e)         2.26%(c)   2.29%(e)
==================================================  ===========         ===========    =======
Ratio of net investment income (loss) to average
  net assets                                              (0.47)%(e)(f)       (0.83)%(c) (0.83)%(e)
==================================================  ===========         ===========    =======
Portfolio turnover rate                                       6%                 97%        96%
==================================================  ===========         ===========    =======

(a) Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $263,889,352 and $5,832,914 for Class B and Class C, respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.49%, 3.38% and 6.20% (annualized) for 1996-1994.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.69)%, (1.54)% and (4.16)% (annualized) for 1996-1994.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of AIM Global Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for the two-year period then ended and the financial highlights for the four-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Growth Fund as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for the two-year period then ended and the financial highlights for the four-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

                       Houston, Texas
                       December 4, 1998

                                                            DIRECTORS & OFFICERS


BOARD OF DIRECTORS                                OFFICERS                                     OFFICE OF THE FUND
Charles T. Bauer                                  Charles T. Bauer                             11 Greenway Plaza
Chairman                                          Chairman                                     Suite 100
A I M Management Group Inc.                                                                    Houston, TX 77046
                                                  Robert H. Graham
Bruce L. Crockett                                 President                                    INVESTMENT ADVISOR
Director
ACE Limited;                                      John J. Arthur                               A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President and Treasurer          11 Greenway Plaza
Chief Executive Officer                                                                        Suite 100
COMSAT Corporation                                Carol F. Relihan                             Houston, TX 77046
                                                  Senior Vice President and Secretary
Owen Daly II                                                                                   TRANSFER AGENT
Director                                          Gary T. Crum
Cortland Trust Inc.                               Senior Vice President                        A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Edward K. Dunn Jr.                                Dana R. Sutton                               Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;              Vice President and Assistant Treasurer
Formerly Vice Chairman and President,                                                          CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and          Robert G. Alley
President, Mercantile Bankshares                  Vice President                               State Street Bank and Trust Company
                                                                                               225 Franklin Street
Jack Fields                                       Melville B. Cox                              Boston, MA 02110
Chief Executive Officer                           Vice President
Texana Global, Inc.;                                                                           COUNSEL TO THE FUND
Formerly Member                                   Jonathan C. Schoolar
of the U.S. House of Representatives              Vice President                               Ballard Spahr
                                                                                               Andrews & Ingersoll, LLP
Carl Frischling                                   Renee A. Friedli                             1735 Market Street
Partner                                           Assistant Secretary                          Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel
                                                  P. Michelle Grace                            COUNSEL TO THE DIRECTORS
Robert H. Graham                                  Assistant Secretary
President and Chief Executive Officer                                                          Kramer, Levin, Naftalis & Frankel
A I M Management Group Inc.                       Jeffrey H. Kupor                             919 Third Avenue
                                                  Assistant Secretary                          New York, NY 10022
Prema Mathai-Davis
Chief Executive Officer, YWCA of the U.S.A.;      Nancy L. Martin                              DISTRIBUTOR
Commissioner, New York City Dept. for the         Assistant Secretary
Aging; and member of the Board of Directors,                                                   A I M Distributors, Inc.
Metropolitan Transportation Authority of          Ofelia M. Mayo                               11 Greenway Plaza
New York State                                    Assistant Secretary                          Suite 100
                                                                                               Houston, TX 77046
Lewis F. Pennock                                  Lisa A. Moss
Attorney                                          Assistant Secretary                          AUDITORS

Ian W. Robinson                                   Kathleen J. Pflueger                         KPMG Peat Marwick LLP
Consultant; Formerly Executive                    Assistant Secretary                          700 Louisiana
Vice President and                                                                             Houston, TX 77002
Chief Financial Officer                           Samuel D. Sirko
Bell Atlantic Management                          Assistant Secretary
Services, Inc.
                                                  Stephen I. Winer
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Mary J. Benson
Limited Partnership                               Assistant Treasurer


REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Global Growth Fund paid ordinary dividends in the amount of $0.146 per share to shareholders of Class A, Class B and Class C shares during the Fund's tax year ended October 31, 1998. Of these amounts, 25.55% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.458 during the Fund's tax year ended October 31, 1998.

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                              INTERNATIONAL GROWTH FUNDS                      A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)             AIM Advisor International Value Fund            leadership in the mutual fund industry
AIM Blue Chip Fund                        AIM Asian Growth Fund                           since 1976 and managed approximately $91
AIM Capital Development Fund              AIM Developing Markets Fund(2)                  billion in assets for more than 5.5
AIM Constellation Fund                    AIM Emerging Markets Fund(2)                    million shareholders, including
AIM Mid Cap Equity Fund(2),(A)            AIM Europe Growth Fund(2)                       individual investors, corporate clients,
AIM Select Growth Fund(3)                 AIM European Development Fund                   and Financial institutions, as of
AIM Small Cap Growth Fund(2),(B)          AIM International Equity Fund                   September 30, 1998.
AIM Small Cap Opportunities Fund          AIM International Growth Fund(2)                    The AIM Family of Funds--Registered
AIM Value Fund                            AIM Japan Growth Fund(2)                        Trademark-- is distributed nationwide, and
AIM Weingarten Fund                       AIM Latin American Growth Fund(2)               AIM today is the 11th-largest mutual fund
                                          AIM New Pacific Growth Fund(2)                  complex in the U.S. in assets under
GROWTH & INCOME FUNDS                                                                     management, according to Strategic
AIM Advisor Flex Fund                     GLOBAL GROWTH FUNDS                             Insight, an independent mutual fund
AIM Advisor Large Cap Value Fund          AIM Global Aggressive Growth Fund               monitor.
AIM Advisor MultiFlex Fund                AIM Global Growth Fund
AIM Advisor Real Estate Fund              AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2),(C)               GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                          AIM Global Growth & Income Fund(2)
                                          AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                 GLOBAL INCOME FUNDS
AIM High Yield Fund                       AIM Emerging Markets Debt Fund(2),(D)
AIM High Yield Fund II                    AIM Global Government Income Fund(2)
AIM Income Fund                           AIM Global Income Fund
AIM Intermediate Government Fund          AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                          THEME FUNDS
TAX-FREE INCOME FUNDS                     AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund            AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                   AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund            AIM Global Resources Fund(2)
                                          AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                        AIM Global Trends Fund(2),(E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund

(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998.
(2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds.
(3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund.
(A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap
    Equity Fund.
(B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM
    Small Cap Growth Fund.
(C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value
    Fund.
(D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund.
(E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your Financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.